UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

PACKAGING CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 North Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 25, 2026, Paul T. Stecko informed the Board of Directors (the “Board”) of Packaging Corporation of America (“PCA”) that he has decided to retire from service on the Board and will not stand for reelection to the Board at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Stecko’s decision to retire from the Board is not the result of any disagreement with PCA on any matter relating to its operations, policies, practices or otherwise, and he will continue to serve as a director of PCA until the expiration of his term at the Annual Meeting. Effective at the Annual Meeting, the size of PCA’s Board will be reduced from ten to nine directors.

(c) Fabian C. Strauss, age 45, PCA’s Vice President, Controller and Treasurer, was promoted to PCA’s Senior Vice President – Finance, Controller & Treasurer on March 1, 2026, and he will serve as PCA’s principal accounting officer. Mr. Strauss joined PCA in January 2022 as Executive Director, Assistant Controller, and he was promoted to his current position in 2024. Immediately prior to joining PCA, Mr. Strauss was the Chief Accounting Officer at EOS Energy Storage, Inc. from November 2020 until January 2022. Mr. Strauss also previously worked for PriceWaterhouseCooopers LLP, Walgreens Company, and Treehouse Foods. Mr. Strauss will receive an annual base salary of $455,000, and he is eligible for an annual incentive award under PCA’s Executive Incentive Compensation Plan, as awarded by the Compensation Committee (the “Committee”) of the Board, and awards under PCA’s Second Amended and Restated 1999 Long-Term Equity Incentive Plan (the “Long-Term Equity Incentive Plan”), as awarded by the Compensation Subcommittee (the “Subcommittee”) of the Committee.

There are no family relationships between Mr. Strauss and any director or executive officer of PCA. No agreements were entered into with Mr. Strauss in connection with his appointment to the new position. Mr. Strauss is not party to any transaction that requires disclosure under Item 404(a) of Regulation S-K.

(e) On February 25, 2026, the Subcommittee approved new forms of equity award agreements for long-term incentive (“LTI”) grants of performance units based on total shareholder return (“TSR performance units”) and performance units based on return on invested capital (“ROIC performance units”), as well as a new form of grants of restricted stock units (“RSUs”), all under the Long-Term Equity Incentive Plan. These new forms will be used for awards made on and after February 25, 2026 and prior awards forms were not changed. The approved forms of equity award agreements are substantially similar to the prior year forms, with amendments that include the following:

•

Form of ROIC performance unit agreement and form of TSR performance unit agreement: Revised such agreements to provide that, if termination occurs due to Retirement (as defined below), the ROIC performance units or TSR performance units, as applicable, shall vest at the end of the performance period (based on actual performance), subject to certain conditions.

•

Form of TSR performance unit agreement: Revised certain provisions, such as, for future awards, in the event of a termination during the performance period due to a disability, the number of TSR performance units earned will be a pro rata portion based on performance through the termination date, and awards will be settled as of the termination date.

•

Form of ROIC performance unit agreement: Revised certain provisions, such as, for future awards, in the event of a termination during the performance period due to a disability, the number of ROIC performance units earned will be based on performance through the calendar year preceding the date of termination (or at the target level if the termination is before the end of the first year of the performance period), and awards will be settled as of the termination date.

•

Form of RSU agreement: Such agreement provides for vesting over or after a restricted period subject to service during such periods. In the event of a termination due to death or disability prior to the end of the restricted period, all RSUs shall vest at termination. If termination occurs due to Retirement prior to the end of the restricted period, all RSUs shall vest at the end of the applicable restricted period, subject to certain conditions.

“Retirement” is defined for purposes of the above agreements as termination on or after the date the participant attains at least age 55 and the sum of the participant’s age and service equals at least 70 (and the termination does not occur for any other reason).

The other material terms of the forms of equity award agreements remain substantially unchanged. The new forms of ROIC performance unit agreement and TSR performance unit agreement, as well as the form of RSU agreement, will be utilized beginning with grants of fiscal year 2026 LTI compensation.

The foregoing summary of the forms of award agreements is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2, and 10.3 hereto, and incorporated herein by reference.

(e) PCA and Robert Mundy, PCA’s former Executive Vice President and Chief Financial Officer, entered into an agreement, dated as of March 1, 2026, in connection with Mr. Mundy’s retirement (which was previously disclosed pursuant to Item 5.02 of PCA’s Current Report on Form 8-K, filed with the SEC on February 28, 2025). The agreement provides that Mr. Mundy retired as Special Advisor to PCA, effective March 1, 2026 (the “Retirement Date”). Pursuant to the agreement, Mr. Mundy will be subject to customary confidentiality, non-competition and non-solicitation covenants. Subject to Mr. Mundy’s continued compliance with such covenants, all of Mr. Mundy’s 9,928 outstanding shares of restricted stock vest as of the Retirement Date. In addition, Mr. Mundy will continue to vest in his 3,900 outstanding TSR performance units and his 9,928 outstanding ROIC performance units, and all such performance units will vest on the originally scheduled dates provided for in the award agreements in accordance with the terms of such awards. The foregoing summary is qualified in its entirety by reference to the entire agreement, a copy of which is filed as Exhibit 10.4 hereto, and incorporated herein by reference.

Item 9.01	Exhibits.

(d)	Exhibits.

10.1	Form of Performance Unit Agreement (Return on Invested Capital) for executive officer awards, as approved on February 25, 2026.

10.2	Form of Performance Unit Agreement (Total Shareholder Return) for executive officer awards, as approved on February 25, 2026.

10.3	Form of Restricted Stock Unit Agreement for executive officer awards, as approved on February 25, 2026.

10.4	Post-Retirement Agreement, dated as of March 1, 2026, between PCA and Robert Mundy.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Date: March 3, 2026	By:	/s/ S. Ellis Cunningham
S. Ellis Cunningham
Vice President and General Counsel